Exhibit 99.2

Sunrise Senior Living

Community Data

Ownership Type

Stabilized Properties 2)			Unit Occupancy		Net Operating Income 1)		Revenue per Occupied Unit
			Three Months Ended		Three Months Ended		Three Months Ended
			March 31,		March 31,		March 31,
Ownership Type	Comm.	Units	2011	2010	2011	2010	2011	2010
Consolidated 5)	6	807	86.0%	85.3%	$2,236,816	$2,479,161	$175.73	$174.08
Leased 5)	26	5,675	88.8%	89.2%	21,074,324	19,633,147	168.04	158.44
Joint Ventures-US	79	5,791	88.6%	86.7%	31,416,138	29,398,215	233.35	227.54
Joint Ventures-UK	5	434	92.5%	89.7%	3,829,709	3,745,915	304.70	302.24
Managed	144	13,238	87.9%	87.3%	62,824,158	59,522,467	213.78	206.22

Total Stabilized	260	25,945	88.3%	87.6%	$121,381,145	$114,778,905	208.54	200.96

Lease-Up Properties 3)			Unit Occupancy		Net Operating Income 1)		Revenue per Occupied Unit
			Three Months Ended		Three Months Ended		Three Months Ended
			March 31,		March 31,		March 31,
Ownership Type	Comm.	Units	2011	2010	2011	2010	2011	2010
Consolidated 4), 5)	4	345	59.5%	50.3%	$552,474	$193,856	$238.47	$226.63
Joint Ventures-US	31	2,931	70.5%	56.7%	8,581,982	2,993,156	215.29	210.14
Joint Ventures-UK	22	1,831	82.8%	68.6%	11,610,429	8,748,106	291.88	288.57

Total Lease Up	57	5,107	74.2%	60.5%	$20,744,885	$11,935,118	247.19	242.92

Total Properties			Unit Occupancy		Net Operating Income 1)		Revenue per Occupied Unit
			Three Months Ended		Three Months Ended		Three Months Ended
			March 31,		March 31,		March 31,
Ownership Type	Comm.	Units	2011	2010	2011	2010	2011	2010
Consolidated 4), 5)	10	1,152	78.1%	74.8%	$2,789,290	$2,673,017	$190.05	$184.66
Leased 5)	26	5,675	88.8%	89.2%	21,074,324	19,633,147	168.04	158.44
Joint Ventures-US	110	8,722	82.6%	76.6%	39,998,120	32,391,371	228.16	223.21
Joint Ventures-UK	27	2,265	84.6%	72.6%	15,440,138	12,494,021	294.57	291.81
Managed	144	13,238	87.9%	87.3%	62,824,158	59,522,467	213.78	206.22

Total Properties	317	31,052	85.9%	83.1%	$142,126,030	$126,714,023	214.02	205.98

Footnotes:

1)	Net operating income from consolidated and leased communities is not reduced by allocated management fees as we eliminate management fees from consolidated and leased communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of March 31, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009. All managed communities are stabilized properties.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of March 31, 2011.
4)	Includes 3 properties that were being marketed for sale at quarter end totaling 246 units that contributed $0.3 million of NOI in Q1 2011 and $0.1 million of NOI in Q1 2010.
5)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.

Sunrise Senior Living

Community Data

Consolidated Communities

Stabilized Properties 2)					Unit Occupancy		Net Operating Income 1)
					Three Months Ended		Three Months Ended
			Ownership	State/	March 31,		March 31,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010
Connecticut Avenue 4)	1	100	100.0%	DC	86.5%	82.9%	$892,350	$691,630
Other Consolidated 4)	3	199	100.0%	Various	102.5%	96.8%	(259,253)	169,861
Other Consolidated 4)	1	371	0.0%	NJ	73.2%	76.3%	327,012	415,727
Other Consolidated 4)	1	137	50.0%	MD	96.6%	94.9%	1,276,707	1,201,943

Total Stablilized	6	807			86.0%	85.3%	$2,236,816	$2,479,161

Lease-Up Properties 3)					Unit Occupancy		Net Operating Income 1)
					Three Months Ended		Three Months Ended
			Ownership	State/	March 31,		March 31,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010
Quebec 4), 5)	3	246	100.0%	QU	58.3%	48.8%	$255,456	$79,443
Monterey 4)	1	99	100.0%	CA	62.7%	54.0%	297,018	114,413

Total Lease-Up	4	345			59.5%	50.3%	$552,474	$193,856

Total Properties					Unit Occupancy		Net Operating Income 1)
					Three Months Ended		Three Months Ended
			Ownership	State/	March 31,		March 31,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010
Connecticut Avenue 4)	1	100	100.0%	DC	86.5%	82.9%	$892,350	$691,630
Other Consolidated 4)	3	199	100.0%	Various	102.5%	96.8%	(259,253)	169,861
Other Consolidated 4)	1	371	0.0%	NJ	73.2%	76.3%	327,012	415,727
Other Consolidated 4)	1	137	50.0%	MD	96.6%	94.9%	1,276,707	1,201,943
Quebec 4), 5)	3	246	100.0%	QU	58.3%	48.8%	255,456	79,443
Monterey 4)	1	99	100.0%	CA	62.7%	54.0%	297,018	114,413

Total Properties	10	1,152			78.1%	74.8%	$2,789,290	$2,673,017

Footnotes:

1)	Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of March 31, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009. All managed communities are stabilized properties.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of March 31, 2011.
4)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
5)	Includes 3 properties that were being marketed for sale at quarter end totaling 246 units that contributed $.3 million of NOI in Q1 2011 and $.1 million of NOI in Q1 2010.

Sunrise Senior Living

Community Data

Leased Communities

Leased Communities				Unit Occupancy		Net Operating Income 1)
				Three Months Ended March 31,		Three Months Ended March 31,
Lessor	Comm.	Units	Country	2011	2010	2011	2010
HRPT 3)	14	3,902	US	88.9%	89.0%	$12,890,357	$11,746,520
HCP 3)	2	1,055	US	88.1%	90.5%	5,033,896	5,082,017
LTC 3)	3	186	US	86.3%	91.1%	785,437	741,256
Missouri River Corp. 3)	2	133	US	84.5%	84.2%	266,952	372,900
Oakmont 3)	3	228	US	93.6%	87.6%	1,425,477	1,143,778
Other 3)	2	171	US	91.5%	91.8%	672,205	546,676

Total Leased	26	5,675		88.8%	89.2%	$21,074,324	$19,633,147

Leased Communities				Lease Coverage- Straight-Line Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)
		Current		Three Months Ended		Three Months Ended
		Lease Term		March 31,		March 31,
Lessor		Expiration 4)		2011	2010	2011	2010
HRPT		2013		1.56	1.44	1.67	1.40
HCP		2018		1.27	1.30	1.28	1.32
LTC		2018		1.18	1.13	1.17	1.13
Missouri River Corp.		2018		0.58	0.83	0.58	0.83
Oakmont		2012-2013		2.12	1.69	2.06	1.64
Other		2013		1.72	1.41	1.65	1.36

Total Leased				1.46	1.38	1.52	1.36

Footnotes:

1)	Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.
2)	Lease coverage is defined as net operating income divided by lease expense.
3)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
4)	Lease agreements may include possible lease extensions. For HRPT an extension will require 3rd party approval.

Sunrise Senior Living

Community Data

Joint Venture Communities

Stabilized Properties 5)					Unit Occupancy		Net Operating Income of Venture
					Three Months Ended		Three Months Ended
				Ownership	March 31,		March 31,
Venture Pool 1)	Comm.	Units	Country	Interest 4)	2011	2010	2011	2010
Pool 1	5	434	UK	20.00%	92.5%	89.7%	$3,829,709	$3,745,915
Pool 7 3), 7)	29	2,082	US	40.00%	89.0%	85.9%	11,160,673	9,760,809
Pool 8	4	310	US	20.00%	90.5%	85.3%	2,073,920	1,911,872
Pool 9	12	872	US	25.00%	90.5%	88.1%	4,491,755	4,184,305
Pool 10	2	106	US	25.00%	85.5%	87.3%	182,521	280,286
Pool 11	2	152	US	30.00%	89.6%	81.8%	936,212	620,978
Pool 12	15	1,091	US	20.00%	87.4%	87.2%	6,148,827	6,256,956
Pool 13	1	79	US	20.00%	96.9%	99.0%	596,838	616,016
Pool 15 2)	7	601	US	20%/50%	87.0%	84.9%	3,175,113	2,996,323
Pool 24	7	498	US	10%-50%	86.6%	88.8%	2,650,279	2,770,670

Total JV’s-Stabilized	84	6,225			88.9%	86.9%	$35,245,847	$33,144,130

Lease-Up Properties 6)					Unit Occupancy		Net Operating Income of Venture
					Three Months Ended		Three Months Ended
				Ownership	March 31,		March 31,
Venture Pool 1)	Comm.	Units	Country	Interest 4)	2011	2010	2011	2010
Pool 2	2	156	UK	9.81%	90.8%	74.4%	$1,557,448	$1,166,409
Pool 3	15	1,243	UK	9.81%	83.0%	72.5%	7,576,952	6,381,750
Pool 4	3	237	UK	20.00%	85.1%	58.4%	2,054,005	1,075,695
Pool 5	1	81	UK	17.30%	65.9%	52.4%	103,187	22,383
Pool 6	1	114	UK	17.30%	76.3%	49.9%	318,837	101,869
Pool 14	3	219	US	20.00%	87.9%	83.2%	852,960	677,766
Pool 16	8	621	US	20.00%	83.1%	82.4%	2,748,860	2,382,764
Pool 17	3	229	US	20.00%	80.0%	67.6%	632,534	361,002
Pool 18	4	348	US	20.00%	66.9%	38.9%	1,095,711	(319,663)
Pool 19	3	295	US	20.00%	75.2%	52.6%	753,118	187,893
Pool 20	6	598	US	20.00%	64.4%	45.4%	1,575,499	26,894
Pool 21	2	222	US	20.00%	55.7%	31.9%	270,175	(479,347)
Pool 22	1	76	US	20.00%	92.6%	76.4%	427,499	277,332
Pool 23	1	323	US	30.00%	44.0%	38.0%	225,626	(121,485)

Total JV’s-Lease Up	53	4,762			75.2%	61.3%	$20,192,411	$11,741,262

Total Properties					Unit Occupancy		Net Operating Income of Venture
					Three Months Ended		Three Months Ended
				Ownership	March 31,		March 31,
Venture Pool 1)	Comm.	Units	Country	Interest 4)	2011	2010	2011	2010
Pool 1	5	434	UK	20.00%	92.5%	89.7%	$3,829,709	$3,745,915
Pool 2	2	156	UK	9.81%	90.8%	74.4%	1,557,448	1,166,409
Pool 3	15	1,243	UK	9.81%	83.0%	72.5%	7,576,952	6,381,750
Pool 4	3	237	UK	20.00%	85.1%	58.4%	2,054,005	1,075,695
Pool 5	1	81	UK	17.30%	65.9%	52.4%	103,187	22,383
Pool 6	1	114	UK	17.30%	76.3%	49.9%	318,837	101,869
Pool 7 3), 7)	29	2,082	US	40.00%	89.0%	85.9%	11,160,673	9,760,809
Pool 8	4	310	US	20.00%	90.5%	85.3%	2,073,920	1,911,872
Pool 9	12	872	US	25.00%	90.5%	88.1%	4,491,755	4,184,305
Pool 10	2	106	US	25.00%	85.5%	87.3%	182,521	280,286
Pool 11	2	152	US	30.00%	89.6%	81.8%	936,212	620,978
Pool 12	15	1,091	US	20.00%	87.4%	87.2%	6,148,827	6,256,956
Pool 13	1	79	US	20.00%	96.9%	99.0%	596,838	616,016
Pool 14	3	219	US	20.00%	87.9%	83.2%	852,960	677,766
Pool 15 2)	7	601	US	20%/50%	87.0%	84.9%	3,175,113	2,996,323
Pool 16	8	621	US	20.00%	83.1%	82.4%	2,748,860	2,382,764
Pool 17	3	229	US	20.00%	80.0%	67.6%	632,534	361,002
Pool 18	4	348	US	20.00%	66.9%	38.9%	1,095,711	(319,663)
Pool 19	3	295	US	20.00%	75.2%	52.6%	753,118	187,893
Pool 20	6	598	US	20.00%	64.4%	45.4%	1,575,499	26,894
Pool 21	2	222	US	20.00%	55.7%	31.9%	270,175	(479,347)
Pool 22	1	76	US	20.00%	92.6%	76.4%	427,499	277,332
Pool 23	1	323	US	30.00%	44.0%	38.0%	225,626	(121,485)
Pool 24	7	498	US	10%-50%	86.6%	88.8%	2,650,279	2,770,670

Total Joint Ventures	137	10,987			83.0%	75.8%	$55,438,258	$44,885,392

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of seven single property joint ventures.
2)	We own a 50% interest in Tenant LP; however, our economic ownership in the venture is 20% interest in Venture LP.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized. Operating results include the results from 6 New York entities that are leased and operated by Sunrise but owned by the venture.
4)	In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of March 31, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009.
6)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of March 31, 2011.
7)	The venture net operating income includes a 7% management fee in the first quarter of 2010 and a 5% management fee in the first quarter of 2011.

Sunrise Senior Living

Community Data

Management Contracts

Joint Venture Communities					Management Fees 2)
					Three Months Ended
				Average	March 31,
Venture Pool 1)	Comm.	Units	Country	Maturity Date	2011	2010
Pool 1 3)	5	434	UK	2028	$770,249	$813,452
Pool 2	2	156	UK	2037	301,891	152,268
Pool 3	15	1,243	UK	2037	1,803,289	1,641,512
Pool 4	3	237	UK	2024	287,192	241,998
Pool 5	1	81	UK	2039	113,571	106,330
Pool 6	1	114	UK	2039	187,871	103,600
Pool 7 7)	29	2,082	US	2028	1,514,966	2,320,912
Pool 8	4	310	US	2032	439,322	411,285
Pool 9 5)	12	872	US	2030	1,098,377	1,040,149
Pool 10	2	106	US	2037	91,171	115,892
Pool 11	2	152	US	2038	144,581	125,390
Pool 12 6)	15	1,091	US	2037	1,434,618	1,406,180
Pool 13	1	79	US	2037	130,552	101,788
Pool 14	3	219	US	2037	266,875	191,559
Pool 15	7	601	US	2030	710,601	682,152
Pool 16 3)	8	621	US	2030	677,479	657,500
Pool 17 3)	3	229	US	2030	233,394	190,309
Pool 18	4	348	US	2037	278,303	310,211
Pool 19 6)	3	295	US	2037	252,486	225,149
Pool 20 10)	6	598	US	2037	607,983	480,690
Pool 21	2	222	US	2038	176,870	159,582
Pool 22	1	76	US	2038	107,325	96,931
Pool 23 9)	1	323	US	2034	—	—
Pool 24	7	498	US	Various	549,898	543,479

Total Joint Ventures	137	10,987			$12,178,865	$12,118,318

Managed Communities					Management Fees 2)
					Three Months Ended
				Average	March 31,
Owner	Comm.	Units	Country	Maturity Date	2011	2010

Care Institute	2	209	US	2011	$153,481	$151,064
Cooperative	2	684	US	2012 and 2034	629,277	644,452
HCPI 8)	46	4,513	US	2028-2038	4,142,882	3,830,380
Inova	4	313	US	2013	476,207	353,835
Live Oaks Living Ctrs	2	92	US	2021	74,864	77,367
Ventas 4)	79	6,511	US	2034-2037	5,586,048	5,393,646
Wedum Foundation	4	235	US	2013	243,041	238,744
Other	5	681	US	Various	570,800	503,343

Total Managed	144	13,238			$11,876,600	$11,192,831

Total JV and Managed Communities	281	24,225			$24,055,465	$23,311,149

Other Management Fees					$158,368	$6,049,566

Total Management Fees					$24,213,834	$29,360,715

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of seven single property joint ventures.
2)	The majority of our management contracts contain performance based termination tests with cure rights.
3)	Sunrise made a cure payment to this venture related to community financial performance.
4)	Sunrise entered into amended and restated master and management agreements governing these communities effective as of December 1, 2010.
5)	Contracts contain at-will termination provisions for a specified fee to Sunrise.
6)	Current fee partially subordinated due to lender related financial covenants.
7)	In January 2011, as part of the recapitalization of the venture our management contract was amended, restated and extended to 2041.
8)	The contracts relating to one portfolio of 15 properties contain at-will termination provisions for a specified fee to Sunrise.
9)	No management fees are associated with this venture (condominiums).
10)	This debt matured in April 2011, and on May 4, 2011, we were notified by the lender that an event of default, due to the loan maturity, had occurred. The loan amount is $133.2 million and is collateralized by six communities in the venture. As a result of this default, the lender may foreclose on the communities and/or terminate our management agreement. The lender has elected to retain us as manager until further notice, and our management fee has been reduced to five percent. The venture is in discussion with the lender on these matters.

Sunrise Senior Living

Consolidated and Joint Venture Debt

Scheduled Debt Maturities as of March 31, 2011

(dollars in thousands)

Consolidated Debt

Consolidated Communities	Ownership Percentage	Number of Communities	Maturity Date 6)	Weighted Aver. Interest Rate	Outstanding Debt	SRZ Guaranty
Connecticut Ave	100.00%	1	Jun 12	4.94%	$28,010	Y
Monterey	100.00%	1	Jun 13	3.26%	21,022	N
Quebec 7)	100.00%	3	Apr 11	4.75%	48,147	Y
Cedar Parke	0.00%	1	Jul 29	0.66%	22,145	Y

Consolidated Community Debt		6			$119,324

Restructure Note	100.00%	0	Oct 12	0.00%	$29,934	Y
Restructure Note	100.00%	0	Apr 14	0.00%	5,442	Y

Other Consolidated Debt		0			$35,376

Total Consolidated Debt		6			$154,700

Joint Venture Entities

Venture Pool 1)	Ownership Percentage 4)	Number of Communities	Maturity Date 6)	Weighted Aver. Interest Rate	Outstanding Debt	SRZ ODA
Pool 1	20.00%	5	May 13	4.64%	$137,230	N
Pool 2	9.81%	2	Feb 15	5.12%	54,805	N
Pool 3	9.81%	15	Jul 14	1.77%	649,586	N
Pool 4	20.00%	3	Nov 2012 - Jun 2013	2.42%	95,134	Y
Pool 5	17.30%	1	Apr 13	3.87%	43,043	Y
Pool 6	17.30%	1	Dec 12	2.12%	30,688	Y
Pool 7 3)	40.00%	29	Feb 14	6.76%	435,000	N
Pool 8	20.00%	4	Apr 14	5.89%	76,929	N
Pool 9	25.00%	12	Jan 14	6.00%	185,063	N
Pool 10	25.00%	2	May 13	6.87%	9,184	N
Pool 11	30.00%	2	Mar 13	5.23%	36,005	N
Pool 12	20.00%	15	Jun 12	4.49%	365,342	N
Pool 13	20.00%	1	Mar 12	4.25%	13,879	Y
Pool 14	20.00%	3	Dec 11	3.50%	46,028	Y
Pool 15 2)	20%/50%	7	Apr 11	6.25%	101,395	N
Pool 16	20.00%	8	Dec 11	6.50%	111,350	Y
Pool 17	20.00%	3	Dec 12	6.50%	41,932	Y
Pool 18	20.00%	4	Dec 2010 - Jul 2012	3.75%	76,165	Y
Pool 19	20.00%	3	Sep 10	2.00%	65,813	Y
Pool 20 8)	20.00%	6	Apr 11	5.30%	133,249	Y
Pool 21	20.00%	2	Oct 11	5.75%	56,189	Y
Pool 22	20.00%	1	Jun 11	6.00%	14,561	Y
Pool 23 5)	30.00%	1	Mar 11	5.75%	30,244	Y
Pool 24	10%-50%	7	Jun 2011 - Jan 2020	6.51%	65,186	N
Pool 25	30.00%	0	Mar 11	3.93%	116,355	Y

Total Joint Ventures 9)		137			$2,990,355

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of seven single property joint ventures.
2)	We own a 50% interest in Tenant LP; however, our economic ownership in the venture is 20% interest in Venture LP.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized.
4)	In certain situations, our respective percentage shares of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Outstanding debt includes default interest that is accruing, but remains unpaid.
6)	Maturity dates assume exercising extensions allowable under the loan documents.
7)	Three communities in Canada that are wholly owned have been slow to lease up. The outstanding loan balance relating to these communities is non-recourse to us but we have provided operating deficit guarantees to the lender. We are not currently funding under these operating deficit guarantees. The principal balance of $48.1 million was due on April 30, 2011. We are seeking a loan extension while we market the communities for sale. If we are unable to sell the properties or the net proceeds from the sale are not sufficient to repay the related debt; or if we are unable to extend the mortgage, it may have an adverse impact on our financial condition, cash flows and results of operations. The bids we have received recently are not consistent with our estimate of market value. If we are not able to sell at a favorable price, we may choose to hold the assets and continue to operate them until we can obtain favorable pricing.
8)	This debt matured in April 2011, and on May 4, 2011, we were notified by the lender that an event of default, due to the loan maturity, had occurred. The loan amount is $133.2 million and is collateralized by six communities in the venture. As a result of this default, the lender may foreclose on the communities and/or terminate our management agreement. The lender has elected to retain us as manager until further notice, and our management fee has been reduced to five percent. The venture is in discussion with the lender on these matters.
9)	Sunrise’s share of joint venture debt as of March 31, 2011 is $642 million.

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Net Operating Income

Consolidated Net Operating Income

Net operating income is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for income/loss from operations or net income/loss. Management considers net operating income to be a useful measure in analyzing our community operating income without regard to management fees and other adjustments.

The following table reconciles net operating income from consolidated communities to loss from operations.

(in thousands)

	Three Months Ended
	March 31,
	2011	2010
Consolidated Community NOI	$2,789	$2,673
Leased Community NOI	21,074	19,633

Total Consolidated NOI	23,863	22,306
Plus: NOI from Consolidated New York communities leased from a venture (NOI is reflected in Joint Venture loan pool analysis)	3,579	—

Adjusted Total Consolidated NOI	27,442	22,306
Less: Consolidated Community Lease Expense (includes $3.9 million of lease expense from consolidated New York communities leased from a venture)	18,697	14,743
Less: Depreciation and Amortization	7,417	8,444
Less: Impairment of long-lived assets	—	700

	1,328	(1,581)

Plus: Other Sunrise Revenue
Management fees	24,214	29,361
Ancillary fees	7,597	10,593
Professional fees from development, marketing and other	323	2,102
Reimbursed costs incurred on behalf of managed communities	185,865	224,325

Total Other Revenue	217,999	266,381

Less: Other Sunrise Expense
Ancillary expenses	7,004	9,800
General and administrative	32,389	33,294
Carrying costs of liquidating trust assets	407	625
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	—	58
Restructuring costs	—	4,615
Allowance for uncollectible receivables from owners	1,125	920
Costs incurred on behalf of managed communities	186,384	224,366
Misc. Expense for Non-Operating Communities	95	247

Total Other Expense	227,404	273,925

Loss from operations	$(8,077)	$(9,125)

Sunrise Senior Living, Inc.

Supplemental Information

As of March, 31 2011

($ in thousand except average daily rate)

	Communities Q1 11	Unit Capacity Q1 11	Resident Capacity Q1 11
Total Community Data (1,2)
Communities managed for third-party owners	144	13,238	15,129
Communities in ventures	137	10,987	12,843
Communities consolidated	36	6,827	7,012

Total communities operated	317	31,052	34,984

Percentage of Total Operating Portfolio
Assisted Living	80.9%
Independent Living	16.0%
Skilled Nursing	3.1%

Total	100.0%

Selected Operating Results

Comparable Community Portfolio Operating Results (3,4)	Q1 11	Q1 10	% Change

Total Comparable-Community Portfolio
Number of Communities	294	294	0.0%
Unit Capacity	28,723	28,723	0.0%
Resident Capacity	32,333	32,333	0.0%
Community Revenues	$480,597	$456,148	5.4%
Community Revenues Excluding Impact of Exchange Rates	$478,795	$456,148	5.0%
Community Operating Expenses	$348,882	$333,411	-4.6%
Community Operating Expenses Excluding Impact of Exchange Rates	$347,690	$333,411	-4.3%
Average Daily Revenue Per Occupied Unit	$211.60	$203.98	3.7%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$210.80	$203.98	3.3%
Average Unit Occupancy Rate	87.5%	86.1%	140	basis points

Communities in ventures and managed for third-party owners
Number of Communities	259	259	0.0%
Unit Capacity	21,995	21,995	0.0%
Resident Capacity	25,433	25,433	0.0%
Community Revenues	$388,866	$369,230	5.3%
Community Revenues Excluding Impact of Exchange Rates	$387,251	$369,230	4.9%
Community Operating Expenses	$278,367	$266,399	-4.5%
Community Operating Expenses Excluding Impact of Exchange Rates	$277,367	$266,399	-4.1%
Average Daily Revenue Per Occupied Unit	$224.09	$217.25	3.2%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$223.16	$217.25	2.7%
Average Unit Occupancy Rate	87.6%	85.7%	190	basis points

Communities consolidated
Number of Communities	35	35	0.0%
Unit Capacity	6,728	6,728	0.0%
Resident Capacity	6,900	6,900	0.0%
Community Revenues	$91,731	$86,919	5.5%
Community Revenues Excluding Impact of Exchange Rates	$91,544	$86,919	5.3%
Community Operating Expenses	$70,515	$67,012	-5.2%
Community Operating Expenses Excluding Impact of Exchange Rates	$70,323	$67,012	-4.9%
Average Daily Revenue Per Occupied Unit	$170.64	$161.31	5.8%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$170.28	$161.31	5.6%
Average Unit Occupancy Rate	87.4%	87.3%	10	basis points

Notes

(1)	During the first quarter of 2011, Sunrise sold or disposed of two consolidated communities .
(2)	Comparable community portfolio consists of all communities in which Sunrise has an ownership interest in or management agreement with and were under Sunrise ownership or management for at least 24 months as of the January 1, 2011. This includes consolidated communities, communities in ventures and communities managed for third-party owners.

Sunrise Senior Living, Inc.

Supplemental Information

As of March, 31 2011

($ in thousand except average daily rate)

	Communities Q1 11	Unit Capacity Q1 11	Resident Capacity Q1 11
Total Community Data (1,2)
Communities managed for third-party owners	144	13,238	15,129
Communities in ventures	137	10,987	12,843
Communities consolidated	36	6,827	7,012

Total communities operated	317	31,052	34,984

Percentage of Total Operating Portfolio
Assisted Living	80.9%
Independent Living	16.0%
Skilled Nursing	3.1%

Total	100.0%

Selected Operating Results

All Community Portfolio Operating Results (3,4)	Q1 11	Q1 10	% Change

Total Community Portfolio
Number of Communities	317	317	0.0%
Unit Capacity	31,052	31,052	0.0%
Resident Capacity	34,984	34,984	0.0%
Community Revenues	$515,759	$480,675	7.3%
Community Revenues Excluding Impact of Exchange Rates	$517,523	$480,675	7.7%
Community Operating Expenses	$376,078	$356,335	-5.5%
Community Operating Expenses Excluding Impact of Exchange Rates	$374,678	$356,335	-5.1%
Average Daily Revenue Per Occupied Unit	$214.02	$205.98	3.9%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$214.76	$205.98	4.3%
Average Unit Occupancy Rate	85.9%	83.1%	280	basis points

Communities in ventures and managed for third-party owners
Number of Communities	281	281	0.0%
Unit Capacity	24,225	24,225	0.0%
Resident Capacity	27,972	27,972	0.0%
Community Revenues	$422,680	$392,481	7.7%
Community Revenues Excluding Impact of Exchange Rates	$424,631	$392,481	8.2%
Community Operating Expenses	$304,418	$288,073	-5.7%
Community Operating Expenses Excluding Impact of Exchange Rates	$303,209	$288,073	-5.3%
Average Daily Revenue Per Occupied Unit	$226.23	$219.00	3.3%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$227.28	$219.00	3.8%
Average Unit Occupancy Rate	85.6%	82.1%	350	basis points

Communities consolidated
Number of Communities	36	36	0.0%
Unit Capacity	6,827	6,827	0.0%
Resident Capacity	7,012	7,012	0.0%
Community Revenues	$93,079	$88,194	5.5%
Community Revenues Excluding Impact of Exchange Rates	$92,892	$88,194	5.3%
Community Operating Expenses	$71,660	$68,262	-5.0%
Community Operating Expenses Excluding Impact of Exchange Rates	$71,469	$68,262	-4.7%
Average Daily Revenue Per Occupied Unit	$171.37	$162.25	5.6%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$171.02	$162.25	5.4%
Average Unit Occupancy Rate	87.0%	86.8%	20	basis points

Notes

(1)	During the first quarter of 2011, Sunrise sold or disposed of two consolidated communities .
(2)	Comparable community portfolio consists of all communities in which Sunrise has an ownership interest in or management agreement with and were under Sunrise ownership or management for at least 24 months as of the January 1, 2011. This includes consolidated communities, communities in ventures and communities managed for third-party owners.